SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, DC 20549

                               FORM 8-K

                         CURRENT REPORT FORM

               PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported) December 15, 1999

      National Real Estate Limited Partnership Income Properties
        (Exact name of registrant as specified in its charter)

       Wisconsin              01-14453               39-1503893
    (State or other        (Commision File        (IRS Employer
     of organization)       Number)                Identification Number)


1155 Quail Court, Pewaukee, Wisconsin         53072-3703
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including
area code                                   (262) 695-1400



                         Not Applicable
    (Former name or former address, if changed since last report)



ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
--------------------------------------------
National Real Estate Limited Partnership Income Properties (the Partnership) sold a community shopping center know as Northridge Commons Shopping Center (Northridge Commons) on December 15, 1999 to Leisure Investments, Inc.
for $850,000.00.

Northridge Commons is located at 8310-8360 West Brown Deer Road, Milwaukee, Wisconsin, on an outparcel at a major entrance to Northridge Mall, a 1.1 million sq. ft. regional shopping mall. Constructed in 1981, Northridge Commons is a masonry building consisting of seven retail service outlets, 20,780 net rentable sq. ft. All current tenant leases are triple net leases. Northridge Commons currently has five tenants & 2,500 vacant rentable sq. ft.

No relationship exists between Leisure Investments, Inc., the purchaser, and National Real Estate Limited Partnership Income Properties, the seller, or any of its affiliates, any director or officer of the Partnership or any associate of any such director or officer.

                                 2



ITEM 7, FINANCIAL STATEMENTS AND EXHIBITS

                                                                        Page

Unaudited Pro Forma Financial Information.................................4

Balance Sheets (9-30-99 Actual and 9-30-99 Pro forma).....................5

Income Statements (12-31-98 Actual, 12-31-98 Pro forma, 9-30-99 Actual, and 9-30-99 Pro forma)....................................................6

Cash From Sale............................................................7

Exhibits..................................................................7

Signatures................................................................8



                                  3



UNAUDITED PRO FORMA FINANCIAL INFORMATION
-----------------------------------------
The following unaudited pro forma financial statements of the Partnership have been prepared to illustrate the effect of the sale of Northridge Commons. The unaudited pro forma statement of operations for the year ended December 31, 1998, gives effect to the sale of Northridge Commons as if it had occurred on January 1, 1998. The unaudited pro forma statement of operations for the nine months ended September 30, 1999, gives effect to the sale of Northridge Commons as if it had occurred on January 1, 1999. The pro forma combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position results of operations of the Partnership that would have been reported had the sale of Northridge Commons occurred on the dates indicated, nor do they represent a forecast of the financial position of the partnership at any future date or the results of operations of the Partnership for any future period.


                                   4




              NATIONAL REAL ESTATE LIMITED PARTNERSHIP
                          INCOME PROPERTIES

                            BALANCE SHEET


                                  ACTUAL NINE           PRO FORMA NINE
                                  MONTHS ENDING         MONTHS ENDING
ASSETS                            SEPTEMBER 30, 1999    SEPTEMBER 30, 1999
------                            ------------------    ------------------
Cash and cash equivalents         $   794,459           $   781,614
Escrow deposits and other assets       15,521                15,521

Investment properties, at cost:
Land                                1,047,695               568,848
Buildings and improvements          5,708,772             4,324,906
                                    ---------             ---------
                                    6,756,467             4,893,754
Accumulated depreciation           (2,720,074)           (1,975,916)
                                    ---------            ----------
                                    4,036,393             2,917,838
                                    ---------            ----------
                                   $4,846,373            $3,714,973
                                   ==========            ==========

LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)
-------------------------------------------
Liabilities:

Tenant Security Deposits              $ 7,291                $3,999
Deferred Rent                          38,280                38,280
Accrued Interest Payable to
  Individual General Partners         751,152                20,715
Accrued Expenses and Other Liab.       80,639                59,312
Note Payable to Individual General
  Partner                             271,020               271,020
                                      -------               -------
                                    1,148,382               393,326

Partner's Capital:
General Partners (deficit)           (129,194)             (140,484)
Limited Partners (authorized-       3,848,856             3,483,803
  10,000 interests; issued-
  9,034.01 interests)                 (21,671)              (21,671)
                                    ---------             ---------
Less cost of Limited Partner
interests held in Treasury
(29.86 interests)                   3,697,991             3,321,647
                                    ---------             ---------
                                   $4,846,373            $3,714,973
                                   ==========            ==========


                                      5




               NATIONAL REAL ESTATE LIMITED PARTNERSHIP
                          INCOME PROPERTIES

                       STATEMENT OF OPERATIONS
                       -----------------------
                         ACTUAL YEAR  PRO FORMA   ACTUAL NINE   PRO FORMA
                         ENDED        YEAR ENDED  MONTHS ENDED  NINE MONTHS
                         DECEMBER 30  DECEMBER 30 MONTH ENDED   ENDED
                         1998         1998        SEPT.30,1999  SEPT.30,1999
                         -----------  ----------- ------------  ------------

Operating revenues:
Rentals                  $  906,425   $  776,209  $   671,322   $  572,315
Other                       109,207       40,774       74,430       24,014
                         ----------   ----------  -----------   ----------
                          1,015,632      816,983      745,752      596,329


Operating expenses:
Operating                   453,330      396,446      339,650      288,708
Administrative              212,933      184,944      166,872      162,888
Depreciation                217,834      154,551      158,492      110,055
Interest                     94,246       29,495       61,923       20,714
                            -------      -------      -------      -------
                            978,343      765,436      726,937      582,365
                            -------      -------      -------      -------
Income from operations       37,289       51,547       18,815       13,964

Other Income and expenses:
Interest income              54,323       54,323       32,407       32,407
Loss from Sale of Property        0     (434,775)           0     (371,492)
                           --------   ----------   ----------    ---------
Net income (loss)         $  91,612   $ (328,905)  $   51,222   $ (325,121)
                           ========   ==========   ==========    =========

Net income (loss)
attributable to
General Partners (3%)     $   2,748   $   (9,868)  $    1,537   $   (9,754)
Net income (loss)
attributable to
Limited Partners (97%)       88,864     (319,037)      49,685     (315,367)
                          ---------   -----------  ----------    ----------
                          $  91,612   $ (328,905)  $   51,222   $ (325,121)
                          =========   ===========  ==========   ===========

Net income (loss)
  per Limited
  Partnership Interest    $   9.87    $   (36.53)  $     5.52   $   (36.81)
                          ========    ===========  ==========   ===========


                                         6





CASH FROM SALE
--------------
Cash proceeds from the sale of Northridge Commons Shopping Center were used 100% to pay own interest on a note to John Vishnevsky, general partner. No distributions as a result of the sale were made to the Limited Partners.

EXHIBITS
--------
No exhibits accompany this filing.



                                   7



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.

National Real Estate Limited Partnership Income Properties
----------------------------------------------------------
Registrant



__________________________________________________________
Date



__________________________________________________________
John Vishnevsky, General Partner




                                8